UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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TravelCenters of America Inc.

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Your Vote Counts! TRAVELCENTERS OF AMERICA INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 D47335-P53543 You invested in TRAVELCENTERS OF AMERICA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 10, 2021 9:30 a.m., Eastern time https://www.viewproxy.com/TravelCentersofAmerica/2021/ *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Directors. Nominee (for Independent Director in Class II): Barbara D. Gilmore Nominee (for Independent Director in Class II): Elena B. Poptodorova Nominee (for Managing Director in Class II): Adam D. Portnoy Advisory vote to approve executive compensation. Approval of an amendment to the Second Amended and Restated TravelCenters of America Inc. 2016 Equity Compensation Plan. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2021 fiscal year. Board Recommends For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47336-P53543